UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2011

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2011, YRC Worldwide Inc. (the “Company) announced changes to its corporate organizational structure, which it believes will streamline the organization and enable the Company to manage its business more effectively and efficiently. As part of these changes, on September 26, 2011, Jeff Rogers, formerly President of USF Holland, Inc., an indirect, wholly-owned subsidiary of the Company, was appointed President of YRC Inc., an indirect, wholly-owned subsidiary of the Company, and Mike Naatz, formerly President – Customer Care Division and Chief Customer Officer of the Company, was appointed President of USF Holland, Inc. Messrs. Rogers and Naatz will receive compensation commensurate with their additional responsibilities, including eligibility for performance-based equity and cash incentives. The position of President – Customer Care Division and Chief Customer Officer of the Company has been eliminated.

On September 23, 2011, in connection with the corporate organizational changes, the position of Executive Vice President and Chief Administrative Officer of the Company was also eliminated and, as a result, Jim Kissinger left the Company. In connection with Mr. Kissinger’s departure, Mr. Kissinger will be eligible for benefits described in the Company’s Executive Severance Policy (the “Policy”), previously filed as Exhibit 10.9 to Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, upon compliance with the terms of the Policy.

A copy of the news release announcing the organizational changes is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	News Release dated September 26, 2011

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The word “believes” and similar expressions are intended to identify forward-looking statements. The Company’s future results could differ materially from any results projected in such forward-looking statements because of a number of factors, including (among others), the effect of the restructuring, the Company’s ability to generate sufficient cash flows and liquidity to fund operations, which raises substantial doubt about the Company’s ability to continue as a going concern, inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the Company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, Quarterly Report on Form 10-Q for the three months ended March 31, 2011 and Quarterly Report on Form 10-Q for the three months ended June 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: September 29, 2011	By:	/s/ Jeff P. Bennett
Jeff P. Bennett
Vice President-Legal, Interim General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release dated September 26, 2011.

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